Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Schedule of Accruals for Probable Losses
Although the Company denies liability in all threatened or pending litigation proceedings in which it is or may be a party and believes that it has valid bases to contest all claims threatened or made against it, we have recorded a litigation contingency accrual for our reasonable estimate of probable loss for pending and threatened litigation proceedings, in aggregate, as follows:

	Twelve Months Ended December 31,
	2016	2015	2014
Litigation contingency accrual - Beginning of period	$8.1	$83.9	$3.7
Adjustment to accruals - expense (income) - Continuing operations	7.1	5.7	56.8
Adjustment to accruals - expense (income) - Discontinued operations	2.0	.7	35.4
Cash payments	(14.0)	(82.2)	(12.0)
Litigation contingency accrual - End of period	$3.2	$8.1	$83.9